CONSULTING AGREEMENT

This Consulting Agreement (the "Agreement") is made effective as of Novemeber 1, 2013

BY AND BETWEEN

Life Stem Genetics, Inc., a South Dakota corporation, having its principal offices at 433 N. Camden Drive, Suite 400, Beverly Hills, CA 90210, (hereinafter referred to as "**Company**")

AND

Shahab Bakhtyar, of 205 Richards Street, Manitou Beach, Saskatchewan, an independent contractor, (hereinafter referred to as "**Consultant**").

RECITALS

A. The Company desires to obtain the services of Consultant on its own behalf and on behalf of all existing and future Affiliated Companies (defined as any corporation or other business entity or entities that directly or indirectly controls, is controlled by, or is under common control with the Company), and Consultant desires to provide consulting services to the Company upon the terms and conditions in this Agreement.

B. The Company has spent significant time, effort, and money to develop certain Proprietary Information (as defined below), which the Company considers vital to its business and goodwill.

C. The Company's Proprietary Information, as defined below, shall necessarily be communicated to or acquired by Consultant in the course of providing consulting services to the Company, and the Company desires to obtain the services of Consultant and to protect its Proprietary Information.

D. Consultant provides comprehensive business services that include organization, structuring, franchising and financing.

Accordingly, the parties agree as follows:

AGREEMENT

1. Definitions

(a) **"Treatments"** means stem cell therapy treatments provided by the Company.

(b) **"Participant"** means a health services provider that enters a joint venture, franchise, franchise-like, license or other business arrangement agreement with the Company enabling the Company to provide Treatments though or in conjunction with the Participant's facilities or business operations.

(c) **"Participant Agreement"** means a joint venture, franchise, franchise-like, license or other business arrangement agreement with the Company enabling the Company to provide Treatments though or in conjunction with the Participant's facilities or business operations.

(d) **"Participation Fee"** means a fee payable by a Participant to the Company to obtain and maintain the right to participate in the Company's Treatment program, but does not include money paid to the Company by a Participant that were derived from Treatments or other services or supplies provided by the Company.

(e) **"Operational Business Plan"** means an internal and confidential business plan prepared and amended from time to time by the Company setting out its business model and business objectives that is intended for use by Company as a guide and plan of operations.

(f)

2. **Consulting Period**

(a) **Term**: The Company hereby retains the Consultant and Consultant agrees to render to the Company those services described in Schedule "A" SCOPE OF SERVICES, incorporated by reference and attached hereto, for the period (the "Consulting Period") commencing on Novemeber 1, 2013 and continuing through to October 31, 2014. The parties may by mutual consent in writing advance or delay the commencement date of the Consulting Period.

(b) **Termination**: Either party may terminate, without liability, the Consulting Period;

(i) at any time for any reason, with or without cause, by giving thirty (30) days advance written notice to the other party;

(ii) at any time for cause;

(c) **Extending the Term:** If during any one year term of this Agreement the Consultant is through his efforts substantially responsible for;

(i) arranging USD$1,000,000. or more of Investment Financing into the Company; or
((ii) payment of USD$1,000,000. or more Participant Fees; or,
(iii) any combination of investment of Participant Fees paid into the Company; then in such event the Consultant shall have the unilateral right to amend this Agreement by;
(i) extending the Term of the Agreement to five years; and,
(ii) limiting right to Termination to for cause only.

The Consultant must notify the Company in writing of his intention to exercise its unilateral rights granted by this clause 1(c).

(d) **Compensation**: The Company shall pay Consultant compensation as set out in Schedule "A".

(e) **Renewal:** This Agreement is renewable for a further term or terms. Each party must give written notice to the other party one month prior to the expiration date of this Agreement of their intention and consent to renew this Agreement for a further term.

3. **Duties, Responsibilities**

Consultant hereby agrees to provide and perform for the Company those services set forth in Schedule "A".

4. **Inventions**

Any Inventions relating to the business of the Company, whether patentable or not, the development of which the Consultant contributed to in whole or in part, will be and remain the exclusive property of the Company. Upon request or upon termination, the Consultant will turn over to the Company records or other information in his possession relating to Inventions.

5. **Proprietary Information**

(a) **Defined**: "Proprietary Information" is all information and any idea in whatever form, tangible or intangible, pertaining in any manner to the business of the Company or any Affiliated Company, or to its clients, consultants, or business associates, unless: (i) the information is or becomes publicly known through lawful means and through no fault of the Consultant; (ii) the information was rightfully in Consultant's or its Agents' possession or part of its general knowledge prior to the Consulting Period; or (iii) the information is disclosed to Consultant or its Agents without confidential or proprietary restrictions by a third party who rightfully possesses the information (without confidential or proprietary restriction) and did not learn of it, directly or indirectly, from the Company.

Consultant hereby acknowledges and agrees that all property, including, all books, manuals, records, reports, notes, contracts, lists, blueprints, and other documents, or materials, or copies thereof, that is produced under this Agreement is Proprietary Information (as defined herein), and equipment furnished to or prepared by Consultant in the course of or incident to rendering of services to the Company, belong to the Company and shall be promptly returned to the Company upon request.

(b) **Confidentiality**: Consultant agrees to hold all Company's Proprietary Information in strict confidence and trust for the sole benefit of the Company and not to, disclose, use, copy, publish, summarize, or remove from Company's premises any Proprietary Information (or remove from the premises any other property of the Company) during the Consulting Period except to the extent necessary to carry out Consultant's responsibilities under this Agreement.

6. **Interference with Business; Competitive Activities**

(a) **Non-Competition:** The Consultant shall not engage in any activities that are directly or indirectly in competition with the business of the Company or that will in any way act to the detriment of the Company's business.

(b) **Non-Interference :** Consultant agrees that for a period of two (2) years after termination of the Consulting Period, Consultant shall not

(i) divert or attempt to divert from the Company any business of any kind in which it is engaged, including, without limitation, the solicitation of or interference with any of its suppliers or customers; or

(ii) employ, solicit for employment, or recommend for employment any person employed by the Company, during the Consulting Period and for a period of two (2) years thereafter.

7. **Disclosure**

Consultant agrees to maintain adequate and current written records of all activities carried out on behalf of the Company and shall disclose those records to the Company when required to do so by the Company.

8. **Agreement confidential:**

The Company and the Consultant will keep the terms of this Agreement confidential and not to disclose the terms of the Agreement to a third party except where required to do so by the force of law.

9. **Assignment; Successors and Assigns**

Consultant agrees that it will not assign, sell, transfer, delegate or otherwise dispose of any rights or obligations under this Agreement. Any purported assignment, transfer, or delegation shall be null and void. Nothing in this Agreement shall prevent the consolidation of the Company with, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets, or the assignment by the Company of this Agreement and the performance of its obligations hereunder to any successor in interest or any Affiliated Company. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

10. **Notices**

All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses (or at such other address for a party as will be specified by like notice) on the first page of this Agreement.

All such notices and other communications will be deemed to have been received:

(a) in the case of personal delivery, on the date of such delivery;

(b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d) in the case of mailing, on the fifth business day following mailing.

11. **Amendments; Waivers**

This Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by a duly authorized representative of the Company and the Consultant. By an instrument in writing similarly executed, either party may waive compliance by the other party with any provision of this Agreement that such other party was or is obligated to comply with or perform, provided, however,

that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity.

12. **Interruption of Service**

Either party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, laws proclamations, edits, ordinances or regulations, strikes, lock-outs or other serious labor disputes, riots, earthquakes, floods, explosions or other acts of nature. The obligations and rights of the party so excused shall be extended on a day-to-day basis for the time period equal to the period of such excusable interruption. When such events have abated, the parties' respective obligations hereunder shall resume. Except for mandatory services set forth in Exhibit 1, in the event the interruption of the excused party's obligations continues for a period in excess of thirty (30) days, either party shall have the right to terminate this Agreement upon ten (10) days' prior written notice to the other party.

13. **Severability; Enforcement**

If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect.

14. **Rules of Construction**

The language in all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either the Consultant or the Company. Section headings in this Agreement are for convenience only and are not to be construed as a part of this Agreement or in any way limiting or amplifying the provisions hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identifications of the person or persons, firm or firms, corporation or corporations may require.

15. **Governing Law**

The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of California.

16. Currency

All references to monetary mean currency of the Canada unless otherwise explicitly stated.

17. **Business Days**

If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

18. Independent Contractor

The Consultant shall operate at all times as an independent contractor of the Company. This Agreement does not authorize the Consultant to act for the Company as its agent or to make commitments on behalf of the Company. The Company shall not withhold payroll taxes. The Consultant shall not be covered by health, life, disability, or worker's compensation insurance of the Company.

19. Ability to Enter Into Agreement

Each party represents and warrants to the other party that this Agreement has been duly authorized, executed and delivered and that the performance of its obligations under this Agreement does not conflict with any order, law, rule or regulation or any agreement or understanding by which such party is bound.

20. Entire Agreement

The terms of this Agreement are intended by the parties to be in the final expression of their agreement with respect to the retention of Consultant by the Company and may not be contradicted by evidence of any prior or contemporaneous agreement.

21. Counterparts

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

19. Fax and PDF Execution

This Agreement may be executed by delivery of executed signature pages by fax or PDF document via Email and such execution will be effective for all purposes.

22. Schedules and Exhibits

The schedules and exhibits are attached to this Agreement and incorporated herein.

The parties have duly executed this Agreement as of the date first written above:

Consultant	Company
______________________________	[signature]
Shahab Bakhtyar	Gloria Simov President Life Stem Genetics, Inc.

18. **Independent Contractor**

The Consultant shall operate at all times as an independent contractor of the Company. This Agreement does not authorize the Consultant to act for the Company as its agent or to make commitments on behalf of the Company. The Company shall not withhold payroll taxes. The Consultant shall not be covered by health, life, disability, or worker's compensation insurance of the Company.

19. **Ability to Enter Into Agreement**

Each party represents and warrants to the other party that this Agreement has been duly authorized, executed and delivered and that the performance of its obligations under this Agreement does not conflict with any order, law, rule or regulation or any agreement or understanding by which such party is bound.

20. **Entire Agreement**

The terms of this Agreement are intended by the parties to be in the final expression of their agreement with respect to the retention of Consultant by the Company and may not be contradicted by evidence of any prior or contemporaneous agreement.

21. **Counterparts**

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

19. **Fax and PDF Execution**

This Agreement may be executed by delivery of executed signature pages by fax or PDF document via Email and such execution will be effective for all purposes.

22. **Schedules and Exhibits**

The schedules and exhibits are attached to this Agreement and incorporated herein.

The parties have duly executed this Agreement as of the date first written above:

Consultant	Company
Shahab Bakhtyar	Gloria Simov President Life Stem Genetics, Inc.

SCHEDULE "A"

SCOPE OF SERVICES

1. Services to be Provided

The Consultant will

a) assist in setting up Company clinics and affiliated clinics;

b) seek out and negotiate, on behalf of the Company, health care providers that will enter into Participant Agreements with the Company;

c) attend at speaking engagements and promotional meetings on behalf of the Company;

d) consent to sit as a member on the Company's Board of Advisers;

e) contribute toward Company fund raising activities;

f) provide the Company with a Monthly Activity Report;

g) consent to use of the Consultant's name as representing the Company as an Advisory Consultant;

h) provide other lawful services, which shall be agreed upon from time to time, that will promote the business objectives of the Company.

3. Reimbursement

The Consultant will

a) be paid CDN$5,000.00 per month for consulting services;

c) be paid approved expenses which include travel expenses;

f) receive payment within seven days of the first day of the month for consulting services performed in the previous month;

g) provide the Company an invoice on the last day of each month for services rendered during that month which invoice will be accompanied by the Consultant's Monthly Activity Report; and

h) the Company may, in its sole discretion, pay the Consultant advances on work to be performed. Advances by the Company to the Consultant shall be non-interest bearing loans until such time as the proper invoices evidencing work performed equal to the amount of the advances are delivered to and accepted for payment by the Company.

4. Travel and Expense Guidelines

The Consultant will be provided with a copy of the Company's Travel and Expense Guidelines. All expenses are subject to prior approval by the Company unless otherwise set out in the Travel and Expense Guidelines.

5. **Fees and Commissions**

a) **Introduction Fees:** One (1%) of equity investment into the Company. This will be paid when the Consultant introduces a party to the Company that subsequently makes an equity investment into the Company.

b) **Finder's Fees:** Ten (10%) of equity investment into the Company. This will be paid when the Consultant introduces and substantially carries out presentations to and negotiations with a party that result in the party making an equity investment into the Company.

c) **Commissions:** Commission will be paid for identifying, introducing, presenting and negotiating on behalf of the Company with a party those results in a Participation Agreement requiring that Participation Fees be paid to the Company. The Commissions will be paid at the time such payments are received by the Company. Commissions will be paid as follows:

(i) Upon signing and during the first year of a Participation Agreement a commission of fifteen percent (15%);

(ii) After the first year of the Company and Participant entering into a Participation Agreement, a commission of five percent (5%);

(iii) Commissions are payable only while the Consultant is under contract with the Company.

d) **Options:** The Company may in its discretion grant to the Consultant an option to purchase shares at an option price and other terms to be determined by the Company

CONSULTANT NON-COMPETE AGREEMENT

For good consideration and as an inducement for Life Stem Genetics, Inc., a State of South Dakota corporation, (the "Company") to enter a Consultant Agreement with 0892747 BC ltd operating as View 64 Province of British Columbia corporation (the "Consultant"), controlled by Shahab Bakhtyar (the "Undersigned"), the Undersigned hereby agrees not to directly or indirectly compete with the business of the Company and its successors and assigns during the period of consulting and for a period of two (2) years following the termination of consulting, notwithstanding the cause or reason for termination.

The term "not compete" as used herein shall mean that the Undersigned shall not own, manage, operate, consult or to be employed in a business substantially similar to, or competitive with, the present business of the Company or such other business activity in which the Company may substantially engage during the term of employment.

The Undersigned acknowledges that the Company shall or may in reliance of this agreement provide Consultant and the Undersigned access to trade secrets, customers and other confidential data and good will. Undersigned agrees to retain said information as confidential and not to use said information on his or her own behalf or disclose it to any third party.

This agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns, and personal representatives.

Signed this 1st day of November 2013.

____
LIFE STEM GENETICS, INC.

____
SHAHAB BAKHTYAR

CONSULTANT NON-COMPETE AGREEMENT

For good consideration and as an inducement for Life Stem Genetics, Inc., a State of South Dakota corporation, (the "Company") to enter a Consultant Agreement with 0892747 BC ltd operating as View 64 Province of British Columbia corporation (the "Consultant"), controlled by Shahab Bakhtyar (the "Undersigned"), the Undersigned hereby agrees not to directly or indirectly compete with the business of the Company and its successors and assigns during the period of consulting and for a period of two (2) years following the termination of consulting, notwithstanding the cause or reason for termination.

The term "not compete" as used herein shall mean that the Undersigned shall not own, manage, operate, consult or to be employed in a business substantially similar to, or competitive with, the present business of the Company or such other business activity in which the Company may substantially engage during the term of employment.

The Undersigned acknowledges that the Company shall or may in reliance of this agreement provide Consultant and the Undersigned access to trade secrets, customers and other confidential data and good will. Undersigned agrees to retain said information as confidential and not to use said information on his or her own behalf or disclose it to any third party.

This agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns, and personal representatives.

Signed this 1st day of November 2013.

____
LIFE STEM GENETICS, INC.

____
SHAHAB BAKHTYAR